UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2020

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	333-100240	75-2967830
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of Principal Executive Offices) (Zip Code)

(214) 486-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 23, 2020, Oncor Electric Delivery Company LLC, a Delaware limited liability company (“Oncor”), entered into a Term Loan Credit Agreement (the “Term Loan Agreement”) among Oncor, as borrower, the lenders listed therein (the “Lenders”), and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent for the Lenders and as a Lender.

The Term Loan Agreement provides for a term loan credit facility in an aggregate principal amount of $350 million (the “Term Loan Facility”) which may be increased, at Oncor’s option and upon the agreement of one or more existing or additional lenders, by an aggregate principal amount of between $50 million and $100 million prior to Oncor’s first borrowing under the Term Loan Agreement. The Term Loan Agreement has a maturity date of March 22, 2021, which may be extended once, in whole or part, at Oncor’s option and upon the payment to the extending lenders of an extension fee to be agreed upon by such extending lenders, to a date not later than September 24, 2021. Oncor may borrow up to the full amount of the Term Loan Facility in up to four borrowings which may be made, at Oncor’s option, at any time between April 1, 2020 and July 21, 2020. Upon the earlier to occur of the fourth borrowing under the Term Loan Agreement and July 21, 2020, the unused commitments of the Lenders to make term loans under the Term Loan Agreement shall terminate. At the time of this Current Report on Form 8-K, no advances have been made under the Term Loan Agreement.

Loans under the Term Loan Agreement bear interest at per annum rates equal to, at Oncor’s option, (i) LIBOR plus 0.675%, or (ii) an alternate base rate (the highest of (1) the prime rate of Wells Fargo, (2) the federal funds effective rate plus 0.50%, and (3) daily one-month LIBOR plus 1%).

The Term Loan Agreement contains customary covenants for facilities of this type, restricting, subject to certain exceptions, Oncor and its subsidiaries from, among other things:

•	incurring additional liens;

•	entering into mergers and consolidations; and

•	sales of substantial assets.

In addition, the Term Loan Agreement requires that Oncor maintain a consolidated senior debt to capitalization ratio of no greater than 0.65 to 1.00 and observe certain customary reporting requirements and other affirmative covenants.

The Term Loan Agreement also contains customary events of default for facilities of this type, the occurrence of which would allow the Lenders to accelerate all outstanding loans and terminate their commitments, including certain changes in control of Oncor that are not permitted transactions under the Term Loan Agreement and cross-default provisions in the event Oncor or any of its subsidiaries defaults on indebtedness in a principal amount in excess of $100 million or receives judgments for the payment of money in excess of $100 million that are not discharged within 60 days.

The foregoing description of the Term Loan Agreement is qualified in its entirety by reference to the complete terms of the Term Loan Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 2.03.      CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 7.01.      REGULATION FD DISCLOSURE.

On March 24, 2020, Sempra Energy (“Sempra”), the indirect owner of a majority of Oncor’s outstanding equity interests, distributed a slide presentation containing certain information provided by Oncor. The slides containing information presented by Oncor are furnished herewith as Exhibit 99.1. In addition, the presentation includes certain financial slides presented by Sempra. Slides in that presentation containing Oncor information are furnished herewith as Exhibit 99.2.

The slides are being distributed in connection with Sempra’s Investor Day, which is being webcast live at 4 pm ET on March 24, 2020. The webcast will be available on the investor section of Sempra’s website at www.sempra.com. A replay of the conference will also be available on the investor section of Sempra’s website within 24 hours after the conference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of Oncor under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 Forward-Looking Statements

The presentation slides contain forward-looking statements relating to Oncor within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements in the slides, other than statements of historical facts, (often, but not always, through the use of words or phrases such as “expects,” “intends,” “plans,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “should,” “projection,” “target,” “goal,” “objective” and “outlook”) are forward-looking statements. They involve risks, uncertainties and assumptions, including, but not limited to: risks and uncertainties caused by or relating to the evolving coronavirus outbreak and its impact on Oncor’s business and the economy in general; prevailing governmental policies and regulatory actions, including by the federal government, the Governor of Texas, and the Public Utility Commission of Texas; legal and administrative proceedings and settlements; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns, particularly in the Electric Reliability Council of Texas (ERCOT) region; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by us; significant changes in Oncor’s relationship with its employees, including the availability of qualified personnel, and the potential adverse effects if labor disputes or grievances were to occur; changes in assumptions used to estimate costs of providing employee benefits, including pension and other postretirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility, term loan credit agreements, note purchase agreements and indentures; Oncor’s ability to generate sufficient cash flow to make interest payments on debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy.

Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor with the Securities and Exchange Commission. Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. Any forward-looking statement speaks only as of March 24, 2020, the date of the presentation, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1

Term Loan Credit Agreement, dated as of March 23, 2020, among Oncor Electric Delivery Company LLC, as borrower, the lenders listed therein and Wells Fargo Bank, National Association, as administrative agent and as a lender.

99.1	Presentation slides distributed on March 24, 2020.
99.2	Presentation slides distributed on March 24, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By: /s/ Kevin R. Fease

Name:    Kevin R. Fease

Title:       Vice President and Treasurer

Dated: March 24, 2020